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                                                               EXECUTION VERSION

                                                           LSI Logic Corporation
                                                                         Lease B
                                                                   Exhibit 10.39

                ASSIGNMENT OF CASH COLLATERAL ACCOUNTS (LEASE B)

         THIS ASSIGNMENT OF CASH COLLATERAL ACCOUNTS (Lease B) is made as of March 28, 2003 (as amended, modified, supplemented, restated or replaced from time to time, this "Assignment") by LSI LOGIC CORPORATION, a Delaware corporation (the "Pledgor"), to BANK OF AMERICA, NATIONAL ASSOCIATION, as Lessor (the "Lessor") under the hereinafter defined Lease. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in Article I of the Lease.

                                    RECITALS

         1. The Pledgor, (as Lessee), the Lessor and Wells Fargo Bank Northwest, National Association, a national banking association, not in its individual capacity, but solely in its capacity as Agent (the "Agent") have entered into that certain Lease and Security Agreement (Lease B) dated as of March 28, 2003 (as amended, supplemented or otherwise modified from time to time, the "Lease").

         2. The Pledgor shall from time to time make deposits of Cash Collateral into the Cash Collateral Accounts (as hereinafter defined) as required by Section 2.6 of the Lease. The Lessor has required and the Pledgor has agreed to execute this Assignment in favor of the Lessor with respect to the Cash Collateral Accounts and such deposits of Cash Collateral by the Pledgor.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                          CREATION OF SECURITY INTEREST

         Section 1.1. To secure the prompt payment and performance in full when and as due, whether by lapse of time, acceleration or otherwise, of the obligations of the Pledgor under the Operative Documents (the "Secured Obligations"), the Pledgor hereby assigns, mortgages, conveys, pledges, hypothecates and delivers to the Lessor and hereby grants to the Lessor a security interest in and Lien on, all right, title and interest of the Pledgor, whether now or hereafter existing, in and to:

                  (a) Investment account number 1947300770300 maintained by Bank of America, National Association (the "Bank of America Securities Intermediary") in the

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                                                           LSI Logic Corporation
                                                                         Lease B

         name of Pledgor or for the benefit of Pledgor, and each account which the Bank of America Securities Intermediary notifies Pledgor, Lessor and Agent in writing is a successor or replacement account therefor, regardless of the numbers of such accounts or the offices at which such accounts are maintained (collectively, any or all of the foregoing accounts provided for in this subsection (a) may be referred to herein as the "Bank of America Account" or the "Bank of America Cash Collateral Account") and all rights of Pledgor in connection with the Bank of America Account; and

                  (b) Investment account number 6459018914 maintained by Union Bank of California, N.A. (the "UBC Securities Intermediary) in the name of Pledgor or for the benefit of Pledgor, and each account which the UBC Securities Intermediary notifies Pledgor, Lessor and Agent in writing is a successor or replacement account therefor, regardless of the numbers of such accounts or the offices at which such accounts are maintained (collectively, any or all of the foregoing accounts provided for in this subsection (b) may be referred to herein as the "UBC Account" or the "UBC Cash Collateral Account) and all rights of Pledgor in connection with the UBC Account; and

                  (c) Investment account number 114010 maintained by Key Corporate Capital, Inc. (the "Key Corporate Securities Intermediary) in the name of Pledgor or for the benefit of Pledgor, and each account which the Key Corporate Securities Intermediary notifies Pledgor, Lessor and Agent in writing is a successor or replacement account therefor, regardless of the numbers of such accounts or the offices at which such accounts are maintained (collectively, any or all of the foregoing accounts provided for in this subsection (c) may be referred to herein as the "Key Corporate Account" or the "Key Corporate Cash Collateral Account) and all rights of Pledgor in connection with the Key Corporate Account; and

                  (d) Investment account number 181188 maintained by Societe Generale Financial Corporation (the "Societe Generale Securities Intermediary") in the name of Pledgor or for the benefit of Pledgor, and each account which the Societe Generale Securities Intermediary notifies Pledgor, Lessor and Agent in writing is a successor or replacement account therefor, regardless of the numbers of such accounts or the offices at which such accounts are maintained (collectively, any or all of the foregoing accounts provided for in this subsection (d) may be referred to herein as the "Societe Generale Account" or the "Societe Generale Cash Collateral Account") and all rights of Pledgor in connection with the Societe Generale Account; and

                  (e) Investment account number DDA 4945090231 maintained by Wells Fargo Bank, N.A. (the "Wells Fargo Securities Intermediary) in the name of Pledgor or for the benefit of Pledgor, and each account which the Wells Fargo Securities Intermediary notifies Pledgor, Lessor and Agent in writing is a successor or replacement account therefor, regardless of the numbers of such accounts or the offices at which such accounts are maintained (collectively, any or all of the foregoing accounts provided for in this subsection (e) may be referred to herein as the "Wells Fargo Account" or the "Wells

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                                                           LSI Logic Corporation
                                                                         Lease B

         Fargo Cash Collateral Account) and all rights of Pledgor in connection with the Wells Fargo Account; and

                  (f) Investment account number LSI26498 GL# 2014188-29480 maintained by Fleet National Bank (the "Fleet Securities Intermediary") in the name of Pledgor or for the benefit of Pledgor, and each account which the Fleet Securities Intermediary notifies Pledgor, Lessor and Agent in writing is a successor or replacement account therefor, regardless of the numbers of such accounts or the offices at which such accounts are maintained (collectively, any or all of the foregoing accounts provided for in this subsection (f) may be referred to herein as the "Fleet Account" or the "Fleet Cash Collateral Account" and all rights of Pledgor in connection with the Fleet Account; and

                  (g) Investment account number LSI26499 maintained by the Fleet Securities Intermediary in the name of Pledgor or for the benefit of Pledgor, and each account which the Fleet Securities Intermediary notifies Pledgor, Lessor and Agent in writing is a successor or replacement account therefor, regardless of the numbers of such accounts or the offices at which such accounts are maintained (collectively, any or all of the foregoing accounts provided for in this subsection (g) may be referred to herein as the "Comerica Sub-account" or the "Comerica Cash Collateral Sub-account") and all rights of Pledgor in connection with the Comerica Sub-account; and

                  (h) Investment account number LSI26496 maintained by the Fleet Securities Intermediary in the name of Pledgor or for the benefit of Pledgor, and each account which the Fleet Securities Intermediary notifies Pledgor, Lessor and Agent in writing is a successor or replacement account therefor, regardless of the numbers of such accounts or the offices at which such accounts are maintained (collectively, any or all of the foregoing accounts provided for in this subsection (h) may be referred to herein as the "GMAC Sub-account" or the "GMAC Cash Collateral Sub-account") and all rights of Pledgor in connection with the GMAC Sub-account; and

                  (i) Investment account number LSI26500 maintained by the Fleet Securities Intermediary in the name of Pledgor or for the benefit of Pledgor, and each account which the Fleet Securities Intermediary notifies Pledgor, Lessor and Agent in writing is a successor or replacement account therefor, regardless of the numbers of such accounts or the offices at which such accounts are maintained (collectively, any or all of the foregoing accounts provided for in this subsection (i) may be referred to herein as the "Lombard Sub-account" or the "Lombard Cash Collateral Sub-account") and all rights of Pledgor in connection with the Lombard Sub-account; and

                  (j) Investment account number LSI26501 maintained by the Fleet Securities Intermediary in the name of Pledgor or for the benefit of Pledgor, and each account which the Fleet Securities Intermediary notifies Pledgor, Lessor and Agent in writing is a successor or replacement account therefor, regardless of the numbers of such accounts or the offices at which such accounts are maintained (collectively, any or all of the

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                                                           LSI Logic Corporation
                                                                         Lease B

         foregoing accounts provided for in this subsection (j) may be referred to herein as the "Fleet Sub-account" or the "Fleet Cash Collateral Sub-account") and all rights of Pledgor in connection with the Fleet Series A Sub-account; and

                  (k) Investment account number LSI26497 maintained by the Fleet Securities Intermediary in the name of Pledgor or for the benefit of Pledgor, and each account which the Fleet Securities Intermediary notifies Pledgor, Lessor and Agent in writing is a successor or replacement account therefor, regardless of the numbers of such accounts or the offices at which such accounts are maintained (collectively, any or all of the foregoing accounts provided for in this subsection (k) may be referred to herein as the "ABN Sub-account" or the "ABN Cash Collateral Sub-account") and all rights of Pledgor in connection with the ABN Sub-account; and

                  (l)      the Cash Collateral; and

                  (m) proceeds (as such term is used in Article 4 of the UCC) of the foregoing subsections (a) through (l).

         Section 1.2. The Pledgor shall execute and deliver to the Lessor concurrently with the execution of this Assignment, and at any time or times hereafter at the reasonable request of Lessor or Agent, all assignments, conveyances, assignment statements, financing statements, renewal financing statements, security agreements, affidavits, notices and all other agreements, instruments and documents relating to the Cash Collateral or the Cash Collateral Accounts that the Lessor or Agent may reasonably request, and will execute all necessary endorsements in order to perfect and maintain the first priority security interests and liens granted herein by the Pledgor to the Lessor and in order to fully consummate all of the transactions contemplated herein and under the other Operative Documents.

                                   ARTICLE II

                         PRIORITY OF SECURITY INTERESTS

         Section 2.1. The Pledgor warrants and represents that the pledge and security interest created in Section 1.1 hereof is a first-priority security interest in favor of the Lessor and shall constitute at all times a valid and perfected first priority security interest in and upon all of the Cash Collateral and the Cash Collateral Accounts and that said security interests in said Cash Collateral and said Cash Collateral Accounts shall not become subordinate or junior to the security interests, liens or claims of any other Person, including, without limitation, the United States or any department, agency or instrumentality thereof, or any state, county or local governmental agency. The Pledgor shall not grant or suffer to exist (without the prior written approval of the Lessor) a security interest in or permit a Lien or encumbrance upon the Cash Collateral or any Cash Collateral Account to anyone except the Lessor as long as all or any portion of the Secured Obligations remain unsatisfied.

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                                                           LSI Logic Corporation
                                                                         Lease B

                                   ARTICLE III

                                    DEFAULTS

         Section 3.1. An event of default shall exist under the terms of this Assignment upon the existence of a Lease Event of Default.

         Section 3.2. Upon the occurrence of a Lease Event of Default and during the continuation thereof, the Lessor shall have, in respect of the Cash Collateral, (a) the right, immediately and without further action by the Lessor, to direct each Securities Intermediary to release the applicable Cash Collateral to Lessor or its designee or the Participant that is the ultimate beneficiary of such Cash Collateral to be applied directly to Lessor's or Participant's outstanding Series A Lease Balance and Series A Accrual Rent or Series B Lease Balance and Series B Accrual Rent, as applicable, all amounts in the Accounts,
(b) all the rights and remedies contained in this Assignment, the other Operative Documents or permitted by law and (c) all the rights and remedies of a secured party under the Uniform Commercial Code, all of which shall be cumulative to the extent permitted by law. Exercise by the Lessor of the remedies contained herein shall not limit or affect any other remedies available to the Lessor.

         Section 3.3. If at any time or times hereafter the Lessor employs counsel to prepare or consider waivers or consents or to intervene, file a petition, answer, motion or other pleadings in any suit or proceeding related to this Assignment or the other Operative Documents, or relating to any Cash Collateral or any Cash Collateral Account, or to protect, take possession of, or liquidate any Cash Collateral, or to attempt to enforce any security interest or lien in any Cash Collateral or in any Cash Collateral Account, or to enforce any rights of the Lessor, then in any of such events, all of the reasonable attorneys' fees arising from such services, and any expenses, costs and charges relating thereto, shall become a part of the Secured Obligations secured by the Cash Collateral and the Cash Collateral Accounts and payable on demand.

         Section 3.4. The Lessor's failure at any time or times hereafter to require strict performance by the Pledgor of any of the provisions, warranties, terms and conditions contained in this Assignment shall not waive, affect or diminish any right of the Lessor at any time or times hereafter to demand strict performance therewith and with respect to any other provisions, warranties, terms and conditions contained in this Assignment.

                                   ARTICLE IV

                        ACCESS/RELEASE OF CASH COLLATERAL

         Section 4.1. Although the Cash Collateral Accounts will be maintained in the name of the Pledgor, the Pledgor shall not have access to the funds or other Cash Collateral therein, and the Lessor shall have exclusive control and authority over such funds except as expressly provided in the other Operative Documents.

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                                                           LSI Logic Corporation
                                                                         Lease B

                                    ARTICLE V

                                  MISCELLANEOUS

         Section 5.1. The internal laws and decisions of the State of California shall govern and control the construction, enforceability, validity and interpretation of this Assignment.

         Section 5.2. This Assignment shall be binding upon and inure to the benefit of the Pledgor, the Lessor and their respective successors and assigns permitted in accordance with the provisions of this Assignment and the other Operative Documents.

         Section 5.3. This Assignment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Assignment to produce or account for more than one such counterpart.

         Section 5.4. If any provision of the Assignment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         Section 5.5. Notwithstanding any provision to the contrary contained herein or in any of the other Operative Documents, all proceeds realized from the security interest in the Cash Collateral shall be used to satisfy amounts due and owing by the Pledgor under the Operative Documents.

         Section 5.6. No amendment, modification or waiver of this Assignment, nor any assignment of any rights hereunder, shall be binding on any party hereto unless it is in writing and is signed by each of the parties hereto, with the written consent of each affected Participant, if any, and any attempt to so amend, modify, terminate or assign except pursuant to such a writing shall be null and void. No waiver of any rights hereunder shall be binding on any party hereto unless such waiver is in writing and signed by the party against whom enforcement is sought.

                              [INTENTIONALLY BLANK]

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                                                           LSI Logic Corporation
                                                                         Lease B

         The Pledgor has caused a counterpart of this Assignment to be duly executed and delivered as of the date first above written.

                                             LSI LOGIC CORPORATION, as Pledgor

                                             By  _______________________________
                                             Name: _____________________________
                                             Title: ____________________________

Accepted and agreed as of the date
first above written.

BANK OF AMERICA, NATIONAL
ASSOCIATION, as Lessor

By _______________________________________
   Name: _________________________________
   Title: ________________________________

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